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Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


The undersigned hereby certifies that, to his knowledge, (i) the Form 10-QSB of American Community Bancshares, Inc. (the "Company") for the quarter ended September 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

                               AMERICAN COMMUNITY BANCSHARES, INC.

Date: November 13, 2002    By: /s/   Randy P. Helton
                               -------------------------------------------------

                               Randy P. Helton
                               President and Chief Executive Officer

Date: November 13, 2002    By: /s/   Dan R. Ellis, Jr.
                               -------------------------------------------------

                               Dan R. Ellis, Jr.
                               Senior Vice President and Chief Financial Officer